UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

BROOKFIELD HIGH INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD HIGH INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1. Reports to Shareholders.

Brookfield Investment Management
2014
ANNUAL REPORT
September 30, 2014
Brookfield High Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of September 30, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $17 billion of assets under management as of September 30, 2014.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield High Income Fund Inc. (“HHY” or the “Fund”) for the three-month period ended September 30, 2014. Please note the Fund’s fiscal year end was recently changed to September 30th.
Following a mixed year of capital market performance during 2013, in which equity markets benefited from an improving economic environment while fixed income markets were challenged by concerns over rising interest rates, the first half of 2014 witnessed a shift in trend. The year began slowly, with extreme winter weather conditions causing the U.S. economy to contract by 2.1%. Fortunately, investor concerns began to subside in the second quarter, as economic data-points demonstrated signs of renewed growth. In particular, employment, manufacturing activity and consumer confidence exceeded expectations, bolstering investor sentiment and leading the U.S. economy to grow by 4.6%.
However, the third quarter of 2014 witnessed a reversal in this momentum, as volatility returned to the capital markets amid escalating tensions between the Ukraine and Russia, ongoing military conflicts in the Middle East and continued economic weakness in Europe. Importantly, U.S markets served as one of the few bright spots, as economic data-points generally reflected continuing growth. Despite this relative strength, U.S. data releases tended to be viewed negatively by investors, regardless of their implications on the economy, as signs of growth were met with concern over the potential for rising interest rates, while signs of deceleration were met with renewed anxiety over the health of the economic recovery. As September drew to a close, investor focus remained firmly centered upon the outlook for global growth, the potential for rising interest rates and the impact of a volatile geopolitical landscape.
Within this environment over the last twelve months, the 10-year U.S. Treasury rate declined by 12 basis points, ending the period at 2.52%. Recent announcements and policy activity by central banks across the globe indicate that interest rates are likely to remain low in the near term. Of note, we continue to expect the current low yield, low growth environment to benefit income-producing asset classes, particularly those with the potential to offer a combination of yield, stability and growth.
As you all know, the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. into the Fund was completed prior to the opening of trading on the NYSE on August 13, 2014. We are excited to have these reorganizations complete and appreciate your support in achieving the necessary approvals.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of September 30, 2014.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Annual Report1

Brookfield High Income Fund Inc.

OBJECTIVE & STRATEGY
The primary investment objective of Brookfield High Income Fund Inc. (the “Fund”) is the generation of high current income. The Fund will also seek capital growth to the extent consistent with its primary investment objective. The Fund is a diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or that are in default.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the three month period ended September 30, 2014, Brookfield High Income Fund Inc. (NYSE: HHY) had a total return based on net asset value of -2.96% and a total return based on market price of -9.05%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.37 on September 30, 2014, the Fund’s shares had a distribution yield of 9.61%. The distribution yield is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
During the period, the Fund was overweight in the Basic Industry, Services and Automotive sectors. These allocations modestly detracted from performance during the three-month period as weak performance in Basic Industry, particularly primarily from coal mining securities, more than offset strong performance in the Services sector, particularly in the gaming industry.
The Fund’s underweights include Financial Services, Banking and Technology. These underweights slightly detracted from the Fund’s relative performance as the Fund’s banking underweight left it under exposed to that outperforming sector.
HIGH YIELD MARKET OVERVIEW
Volatility returns to financial markets
For a number of quarters, we have identified geopolitical and global economic risk as the primary concerns for high yield investors given the robust nature of below investment-grade credit. Unfortunately, both of these risks manifested in the third quarter with renewed military activity in Iraq and Syria in response to a resurgent civil war in that strategic region. While economic growth in the U.S. was firm, including a substantial upward revision to second-quarter GDP, the period saw signs of renewed potential weakness in the U.S. housing sector. Markets reacted poorly to economic news in the U.S. as stronger headlines raised fears of rising interest rates, and weaker
2Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.

headlines led to renewed concerns of the pace of growth. Toward the end of the quarter, investors saw increasingly weak economic numbers out of Europe, particularly from Germany.
Notwithstanding the decent economic numbers in the U.S. and fears of Federal Reserve tightening, yields on U.S. Treasuries declined slightly in the third quarter, providing a tailwind for fixed income investors. However, risk investments performed poorly as equity markets moved lower and the CBOE Volatility Index (VIX) increased. We note that small-cap equities appear to have ended a multi-year period of outperformance, leading the Russell 2000 to decline. Unfortunately for high yield investors, the high yield market is closely correlated to the Russell 2000. The combination of rising VIX and lower equity markets overwhelmed the benefit of lower interest rates, which resulted in a correction in the high yield market.
High yield markets moved lower
The high yield bond market produced a negative return of 2.10% for the third quarter of 2014 offsetting much of the 2.65%1 positive return booked in the second quarter. This decline brings the year-to-date performance for the high yield market to a positive 3.61%.1 Reflecting the theme in financial markets generally, the high yield market correction was centered on the riskier end of the market, with CCC-rated securities returning -3.57% and BB-rated securities returning 1.36%.1 BB-rated securities tend to be more interest rate- and less equity market-sensitive and benefited from declines in the Treasury yield, while the riskier CCC-rated securities declined substantially, in line with the Russell 2000 equity index. The leveraged loan market, which tends to carry less credit risk than the high yield bond market outperformed in the third quarter returning -0.47%.1
High yield bond mutual funds experienced heavy redemptions of $18.2 billion in the third quarter.2 This brings year-to-date high yield bond mutual fund flows to a net outflow of $13.2 billion. New issue activity this quarter, while lower than the second quarter, was heavy by historical standards, totaling $76.4 billion.2 This supply and demand imbalance pushed larger, more liquid bonds lower as portfolio managers sold to meet redemptions.
Credit conditions remain positive
Despite the market decline, credit conditions remain strong. In September, the trailing twelve-month default rate (ex-TXU), declined from 0.7% in June to 0.5% in September.3 Credit is continuing to improve as measured by the rating agencies’ upgrade to downgrade ratio, which ended September at 1.25x,4 meaning that five companies are being upgraded for every four that are downgraded. While this figure is down somewhat from the level seen in June of 1.4x,5 one defining characteristic of this cycle’s recovery is the strong rate of credit agency upgrades reflecting, we believe, a continued improvement in credit quality.
Six years into the current credit cycle, it is not surprising to see signs of re-risking by high yield companies. Lower-rated new issue volume as a percent of new issuance totaled 20% year-to-date, up from 18.8% in 2013.6 We have found in the past that Mergers & Acquisitions (M&A) can be a powerful re-risking tool on the part of high yield issuers, so we carefully monitor the percent of new issuance used for that purpose. Year-to-date in September 2014, 23% of new issuance volume was used to finance M&A, up from 17% in 2013.7 This represents a new recovery high, surpassing the 22% set in 2011.7 While investors are seeing an increasing portion of new issue dollars being used for M&A activity, the current level of 23% remains much lower than the 45% to 55% range seen at the peak of the prior credit cycle.7 Further affirming this modest re-risking trend, 45.9% of new issue proceeds year-to-date have been used for debt refinancing, down from 54.1% in 2013.6 This level represents a recovery low but remains substantially above the 8% to 9% level seen at the re-risking peak of the prior credit cycle. Refinancing tends to reduce overall credit risk by relieving issuers’ interest rate and debt maturity burden.
OUTLOOK
The current credit cycle has now lasted six years. It has been characterized by modest economic growth punctuated by repeated geopolitical, economic and financial market scares. Typically, by this point in the cycle, lower-rated companies are aggressively re-leveraging their balance sheets in order to multiply lackluster equity returns. Typically, investors would expect to see heavy M&A activity and leveraged buyout issuance. While we have
2014 Annual Report3

Brookfield High Income Fund Inc.

seen some increasing trends in these areas, we continue to see responsible behavior on the part of corporate treasurers in managing balance sheet risk. We believe this is a direct result of slow economic growth and geopolitical concerns, which has resulted in a credit cycle already exceeding the prior cycle in length.
The market correction in the third quarter has restored substantial value to the high yield bond market, with spreads moving to 439 basis points over U.S. Treasuries, up from 350 basis points in June.1 The correction has also restored some upside potential to the high yield market by removing a portion of the embedded price premium. There can be little question that the high yield market may have difficulty advancing when the Federal Reserve drains the system of liquidity, however we believe that modest and erratic growth and elevated geopolitical risk has tied the Federal Reserve’s hands at least for the near future. Consequently, we believe high yield investors may continue to enjoy coupon clipping returns for the foreseeable future barring a “risk-off” move on the part of global investors, which we do not expect.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield High Income Fund Inc. currently holds these securities.
The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144A securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.
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Brookfield High Income Fund Inc.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2014 and subject to change based on subsequent developments.

1 Source: Merrill Lynch, Bloomberg.
2 J.P. Morgan, High-Yield Market Monitor, October 1, 2014, page 16.
3 J.P. Morgan, High-Yield Default Monitor, October 1, 2014, page 2.
4 J.P. Morgan, High-Yield Default Monitor, October 1, 2014, page 11.
5 J.P. Morgan, Default Monitor, July 1, 2014, page 12.
6 J.P. Morgan High-Yield Default Monitor, October 1, 2014, page 12.
7 J.P. Morgan, High-Yield Default Monitor, October 1, 2014, page 13.
2014 Annual Report5

Brookfield High Income Fund Inc.
Portfolio Characteristics (Unaudited)
September 30, 2014

PORTFOLIO STATISTICS
Annualized distribution yield[1]	9.61%
Weighted average coupon	7.33%
Weighted average life	5.03 years
Percentage of leveraged assets	27.75%
Total number of holdings	169

CREDIT QUALITY[2,3]
A	0.5%
BBB	3.8%
BB	21.5%
B	44.6%
CCC	15.5%
D	1.1%
Unrated	13.0%
Total	100.0%

ASSET ALLOCATION
Residential Mortgage Related Holdings	4.6%
Corporate Bonds	124.2%
Term Loans	3.1%
Common Stocks	3.7%
Warrants and Short Term Investment	0.9%
Liabilities in Excess of Other Assets	(36.5%)
Total	100.0%

1 Dividends may include net investment income, capital gains and/or return of capital. The distribution yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2014 stock price.
2 Includes only invested assets and cash.
3 The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P rating.
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Brookfield High Income Fund Inc.
Schedule of Investments
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 4.6%
Non-Agency Mortgage-Backed Securities – 4.6%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2]	0.29%	04/25/47	$ 1,826	$ 1,533,729
Series 2006-29T1, Class 2A6	6.50	10/25/36	1,625	1,497,614
GSAMP Trust
Series 2006-HE8, Class A2C [1,2]	0.32	01/25/37	1,497	1,196,409
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.30	01/25/37	2,060	1,441,526
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [3,4,5]	0.00	02/26/37	11	3
Series 2014-1R, Class 2A11 [2,4,5]	0.28	02/26/37	4,500	2,357,919
Securitized Asset Backed Receivables LLC
Series 2007-BR4, Class A2B [1,2]	0.35	05/25/37	2,786	1,859,255
Series 2007-BR3, Class A2B [1,2]	0.37	04/25/37	2,891	1,976,197
Total Non-Agency Mortgage-Backed Securities				11,862,652
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $11,346,377)				11,862,652
CORPORATE BONDS – 124.2%
Automotive – 6.5%
American Axle & Manufacturing, Inc. [6]	6.25	03/15/21	3,190	3,317,600
American Axle & Manufacturing, Inc.	7.75	11/15/19	650	728,000
Chrysler Group LLC [6]	8.25	06/15/21	3,550	3,869,500
Ford Motor Co. [6]	6.50	08/01/18	3,100	3,582,456
Jaguar Land Rover Automotive PLC [4,5,6,7]	8.13	05/15/21	2,600	2,843,750
Motors Liquidation Co. [8,9]	8.38	07/15/33	8,250	825
Servus Luxembourg Holding SCA [4,5,7]	7.75	06/15/18	1,809	2,426,788
Total Automotive				16,768,919
Banking – 0.6%
Ally Financial, Inc. [10] (Acquired 12/02/08, Cost $7,451, 0.0%)	6.75	12/01/14	8	7,556
Bilbao Luxembourg SA [7,11]	10.50	12/01/18	1,100	1,479,671
Total Banking				1,487,227
Basic Industry – 18.7%
Alcoa, Inc. [6]	5.55	02/01/17	1,000	1,072,963
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	4,075	2,368,594
Alpha Natural Resources, Inc. [4,5,6]	7.50	08/01/20	1,500	1,342,500
Arch Coal, Inc. [6]	7.25	06/15/21	6,100	2,943,250
Associated Materials LLC [6]	9.13	11/01/17	3,475	3,405,500
Building Materials Corporation of America [4,5]	6.75	05/01/21	950	995,125
Cascades, Inc. [4,5,6,7]	5.50	07/15/22	3,000	2,910,000
Cascades, Inc. [6,7]	7.88	01/15/20	1,025	1,068,562
FMG Resources August 2006 Property Ltd. [4,5,7]	6.88	04/01/22	1,950	1,984,125
Hexion US Finance Corp. [6]	9.00	11/15/20	4,500	4,286,250
Huntsman International LLC [6]	8.63	03/15/21	3,050	3,294,000
INEOS Group Holdings SA [4,5,7]	5.88	02/15/19	3,500	3,447,500
INEOS Group Holdings SA [4,5,6,7]	6.13	08/15/18	3,800	3,790,500
Masonite International Corp. [4,5,6,7]	8.25	04/15/21	3,505	3,750,350

See Notes to Financial Statements.
2014 Annual Report7

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Millar Western Forest Products Ltd. [7]	8.50%	04/01/21	$ 525	$ 551,250
Steel Dynamics, Inc. [6]	7.63	03/15/20	1,550	1,627,500
The Dow Chemical Co.	5.70	05/15/18	287	323,784
Trinseo Materials Operating SCA [7]	8.75	02/01/19	2,564	2,698,610
USG Corp. [6]	9.75	01/15/18	3,075	3,567,000
Xerium Technologies, Inc. [6]	8.88	06/15/18	2,850	3,006,750
Total Basic Industry				48,434,113
Capital Goods – 8.3%
AAR Corp.	7.25	01/15/22	1,600	1,720,000
Ardagh Packaging Finance PLC [4,5,6,7]	6.75	01/31/21	3,625	3,625,000
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	3,950	4,345,000
DP World Sukuk Ltd. [4,5,7]	6.25	07/02/17	400	438,600
Mueller Water Products, Inc. [6]	7.38	06/01/17	2,609	2,651,396
Reynolds Group Issuer, Inc. [6]	9.00	04/15/19	3,585	3,732,881
Tekni-Plex, Inc. [4,5]	9.75	06/01/19	1,185	1,288,687
Terex Corp.	6.00	05/15/21	1,950	2,028,000
Terex Corp.	6.50	04/01/20	1,100	1,152,250
Tyco Electronics Group S.A. [6,7]	6.55	10/01/17	500	569,345
Total Capital Goods				21,551,159
Consumer Cyclical – 8.1%
ACCO Brands Corp. [6]	6.75	04/30/20	3,575	3,700,125
DineEquity, Inc. [6]	9.50	10/30/18	2,875	3,022,344
Levi Strauss & Co. [6]	7.63	05/15/20	3,400	3,587,000
Limited Brands, Inc. [6]	7.60	07/15/37	2,500	2,700,000
Limited Brands, Inc.	8.50	06/15/19	800	944,000
New Albertsons, Inc. [6]	7.75	06/15/26	3,300	3,118,500
Roundy's Supermarkets, Inc. [4,5]	10.25	12/15/20	3,400	3,145,000
Sally Holdings LLC	6.88	11/15/19	725	768,500
Total Consumer Cyclical				20,985,469
Consumer Non-Cyclical – 1.9%
Altria Group, Inc.	9.70	11/10/18	111	142,990
Anheuser-Busch InBev Worldwide, Inc. [6]	7.75	01/15/19	1,000	1,207,288
DP World Ltd. [4,5,7]	6.85	07/02/37	200	224,260
Jarden Corp. [6]	7.50	05/01/17	500	546,250
Post Holdings, Inc. [6]	7.38	02/15/22	2,825	2,796,750
Total Consumer Non-Cyclical				4,917,538
Energy – 19.6%
AmeriGas Partners LP	7.00	05/20/22	1,025	1,073,687
Atlas Pipeline Partners LP [6]	5.88	08/01/23	4,000	3,910,000
BreitBurn Energy Partners LP [6]	8.63	10/15/20	3,475	3,614,000
Calfrac Holdings LP [4,5,6]	7.50	12/01/20	3,625	3,788,125
Encore Acquisition Co. [9,10] (Acquired 02/19/10, Cost $496, 0.0%)	6.00	07/15/15	1	500
EV Energy Partners LP [6]	8.00	04/15/19	4,400	4,554,000
Ferrellgas Partners LP	8.63	06/15/20	3,375	3,510,000
Global Partners LP [4,5]	6.25	07/15/22	3,575	3,557,125

See Notes to Financial Statements.
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Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Hilcorp Energy I LP [4,5,6]	8.00%	02/15/20	$ 3,050	$ 3,183,438
Key Energy Services, Inc.	6.75	03/01/21	1,800	1,732,500
Linn Energy LLC	7.75	02/01/21	250	251,875
Linn Energy LLC [6]	8.63	04/15/20	3,200	3,308,000
National Oilwell Varco, Inc. [10] (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,006
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,395,489
Precision Drilling Corp. [6,7]	6.63	11/15/20	1,800	1,867,500
RKI Exploration & Production LLC [4,5]	8.50	08/01/21	2,450	2,529,625
SESI LLC	7.13	12/15/21	500	552,500
Tesoro Logistics LP	6.13	10/15/21	3,400	3,510,500
Thunderbird Resource Equity I [8]	11.00	12/01/17	1,313	1,115,852
Trinidad Drilling Ltd. [4,5,6,7]	7.88	01/15/19	2,865	2,963,484
Venoco, Inc. [6]	8.88	02/15/19	3,375	3,071,250
W&T Offshore, Inc.	8.50	06/15/19	1,215	1,257,525
Total Energy				50,753,981
Finance & Investment – 0.5%
Puma International Financing SA [4,5,7]	6.75	02/01/21	1,325	1,358,456
Healthcare – 9.6%
CHS/Community Health Systems, Inc. [6]	7.13	07/15/20	3,050	3,233,000
DJO Finance LLC	9.88	04/15/18	2,450	2,566,375
HCA, Inc.	5.88	05/01/23	1,775	1,814,937
HCA, Inc. [6]	8.00	10/01/18	3,475	3,952,812
inVentiv Health, Inc. [4,5,11]	10.00	08/15/18	786	727,050
inVentiv Health, Inc. [4,5]	11.00	08/15/18	569	458,045
Jaguar Holding Company II [4,5,6]	9.50	12/01/19	3,125	3,351,563
Kindred Healthcare, Inc. [4,5]	6.38	04/15/22	3,750	3,656,250
Polymer Group, Inc. [6]	7.75	02/01/19	2,588	2,678,580
Service Corporation International [6]	6.75	04/01/16	2,375	2,499,688
Total Healthcare				24,938,300
Media – 9.6%
Cablevision Systems Corp. [6]	8.63	09/15/17	3,775	4,194,969
CCO Holdings LLC	7.25	10/30/17	250	259,062
CCO Holdings LLC [6]	8.13	04/30/20	3,785	3,997,906
Clear Channel Communications, Inc. [6]	9.00	03/01/21	3,550	3,532,250
Cumulus Media Holdings, Inc. [6]	7.75	05/01/19	3,425	3,510,625
Lamar Media Corp. [4,5]	5.38	01/15/24	3,425	3,433,563
Mediacom Broadband LLC	6.38	04/01/23	4,300	4,386,000
National CineMedia LLC	6.00	04/15/22	1,050	1,060,500
Time Warner Cable, Inc. [6]	8.25	04/01/19	500	622,737
Total Media				24,997,612
Real Estate – 1.4%
Realogy Corp. [4,5,6]	7.88	02/15/19	3,475	3,631,375
Services – 20.7%
Avis Budget Car Rental LLC	5.50	04/01/23	1,550	1,538,375
Boyd Gaming Corp. [6]	9.00	07/01/20	3,625	3,806,250

See Notes to Financial Statements.
2014 Annual Report9

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Casella Waste Systems, Inc. [6]	7.75%	02/15/19	$ 4,600	$ 4,611,500
Chester Downs & Marina LLC [4,5,6]	9.25	02/01/20	3,750	3,525,000
Dynagas LNG Partners LP	6.25	10/30/19	2,600	2,600,000
GLP Capital LP	5.38	11/01/23	4,525	4,615,500
Iron Mountain, Inc.	6.00	08/15/23	4,200	4,305,000
Iron Mountain, Inc. [6]	8.38	08/15/21	2,075	2,160,594
Isle of Capri Casinos, Inc.	5.88	03/15/21	1,700	1,721,250
Jurassic Holdings III, Inc. [4,5]	6.88	02/15/21	1,725	1,725,000
KM Germany Holdings GmbH [5,7]	8.75	12/15/20	250	344,972
KM Germany Holdings GmbH [5,7]	8.75	12/15/20	1,050	1,448,884
MGM Resorts International [6]	7.63	01/15/17	2,875	3,126,563
MTR Gaming Group, Inc. [6]	11.50	08/01/19	3,465	3,781,602
Palace Entertainment Holdings LLC [4,5,6]	8.88	04/15/17	3,475	3,596,625
PulteGroup, Inc. [6]	6.38	05/15/33	2,350	2,344,125
Sotheby's [4,5]	5.25	10/01/22	1,850	1,752,875
Teekay Offshore Partners LP [7]	6.00	07/30/19	3,750	3,675,000
United Rentals North America, Inc.	7.63	04/15/22	1,225	1,332,188
United Rentals North America, Inc.	8.25	02/01/21	1,700	1,840,250
Total Services				53,851,553
Technology & Electronics – 2.5%
First Data Corp. [6]	11.25	01/15/21	2,856	3,252,270
Freescale Semiconductor, Inc. [6]	8.05	02/01/20	1,313	1,395,063
ION Geophysical Corp.	8.13	05/15/18	1,975	1,876,250
Total Technology & Electronics				6,523,583
Telecommunications – 13.5%
Altice SA [4,5,6,7]	7.75	05/15/22	1,225	1,264,812
CenturyLink, Inc. [6]	7.65	03/15/42	3,050	3,004,250
Cincinnati Bell, Inc. [6]	8.75	03/15/18	1,750	1,815,625
CyrusOne LP	6.38	11/15/22	825	862,125
Fairpoint Communications, Inc. [4,5]	8.75	08/15/19	2,250	2,356,875
Frontier Communications Corp. [6]	7.13	03/15/19	5,275	5,697,000
Intelsat Luxembourg SA [6,7]	7.75	06/01/21	3,600	3,667,500
Level 3 Communications, Inc. [6]	8.88	06/01/19	3,575	3,816,312
Level 3 Financing, Inc. [4,5]	6.13	01/15/21	725	746,750
PAETEC Holding Corp.	9.88	12/01/18	1,925	2,035,688
Qwest Capital Funding, Inc.	6.88	07/15/28	475	470,274
Qwest Corp. [6]	6.88	09/15/33	1,000	997,938
T-Mobile USA, Inc. [6]	6.63	04/01/23	3,340	3,415,150
Wind Acquisition Finance SA [4,5,7]	7.38	04/23/21	1,150	1,155,750
Windstream Corp. [6]	7.50	06/01/22	3,550	3,736,375
Total Telecommunications				35,042,424
Utility – 2.7%
AES Corp.	4.88	05/15/23	3,700	3,515,000
Dynegy Holdings LLC [8,9,10] (Acquired 04/11/11, Cost $0, 0.0%)	8.38	05/01/16	8	75

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
LBC Tank Terminals Holding Netherlands BV [4,5,7]	6.88%	05/15/23	$ 3,325	$ 3,541,125
Total Utility				7,056,200
Total CORPORATE BONDS (Cost $318,135,947)				322,297,909
TERM LOANS – 3.1%
Albertsons, Inc. [2,4]	4.75	03/21/19	1,262	1,255,196
Caesars Growth Properties [2,4]	6.25	04/10/21	1,745	1,668,469
Fairpoint Communications, Inc. [2,4]	7.50	02/14/19	1,970	1,995,866
Four Seasons Holdings, Inc. [2,4]	6.25	12/13/20	1,000	1,000,000
Roundy's Supermarkets, Inc. [2,4]	5.75	02/21/21	970	916,360
Texas Competitive Electric Holdings Company LLC [2,4]	4.65	10/10/17	1,550	1,145,239
Total TERM LOANS (Cost $8,249,191)				7,981,130

	Shares	Value
COMMON STOCKS – 3.7%
Automotive – 0.3%
Ford Motor Co.	61,300	$ 906,627
Basic Industry – 0.3%
Cascades, Inc. [7]	77,325	424,616
EnLink Midstream Partners LP	7,800	237,510
Total Basic Industry		662,126
Capital Goods – 0.4%
General Electric Co.	37,450	959,469
Consumer Staples – 0.1%
B&G Foods, Inc.	13,810	380,466
Energy – 0.2%
BreitBurn Energy Partners LP	13,075	265,684
EV Energy Partners LP	7,900	280,213
Total Energy		545,897
Services – 0.3%
Iron Mountain, Inc.	24,700	806,455
Telecommunications – 1.7%
CenturyLink, Inc.	33,160	1,355,912
Frontier Communications Corp.	315,562	2,054,309
Verizon Communications, Inc.	7,500	374,925
Windstream Holdings, Inc.	54,900	591,822
Total Telecommunications		4,376,968
Utility – 0.4%
AES Corp.	66,250	939,425
Dynegy, Inc. [12]	185	5,339
EME Reorganization Trust	7,781	1,071

See Notes to Financial Statements.
2014 Annual Report11

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2014

	Shares	Value
COMMON STOCKS (continued)
NRG Energy, Inc.	25	$ 762
Total Utility		946,597
Total COMMON STOCKS (Cost $8,258,706)		9,584,605
WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. [12] Expiration: July 2016 Exercise Price: $10.00	34,193	765,239
General Motors Financial Company, Inc. [12] Expiration: July 2019 Exercise Price: $18.33	34,193	494,089
Total Automotive		1,259,328
Total WARRANTS (Cost $1,969,136)		1,259,328

	Interest Rate		Value
SHORT TERM INVESTMENT – 0.4%
STIT Liquid Assets Portfolio, Institutional Class [2]	0.06%	1,045,814	$ 1,045,814
Total SHORT TERM INVESTMENT (Cost $1,045,814)			1,045,814
Total Investments – 136.5% (Cost $349,005,171)			354,031,438
Liabilities in Excess of Other Assets – (36.5)%			(94,678,054)
TOTAL NET ASSETS – 100.0%			$ 259,353,384

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
2	— Variable rate security – Interest rate shown is the rate in effect as of September 30, 2014.
3	— Zero-Coupon Note - Interest rate represents current yield to maturity.
4	— Private Placement.
5	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2014, the total value of all such securities was $88,666,874 or 34.2% of net assets.
6	— All or a portion of the principal amount is pledged as collateral for credit facility.
7	— Foreign security or a U.S. security of a foreign company.
8	— Issuer is currently in default on its regularly scheduled interest payment.
9	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2014, the total value of all such securities was $1,400 or 0.0% of net assets.
10	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of September 30, 2014, the total value of all such securities was $15,137 or 0.0% of net assets.
11	— Payment in kind security.
12	— Non-income producing security.

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Assets and Liabilities
September 30, 2014

Assets:
Investments in securities, at value (Note 2)	$352,985,624
Investments in short term securities, at value	1,045,814
Total investments, at value	354,031,438
Foreign currency	200,813
Receivable for investments sold	8,927,090
Interest and dividends receivable	7,023,820
Receivable for open forward currency contracts	319,697
Prepaid expenses	5,987
Total assets	370,508,845
Liabilities:
Payable for credit facility (Note 6)	102,800,000
Payable for credit facility interest (Note 6)	6,665
Payable for investments purchased	7,609,197
Investment advisory fee payable (Note 4)	195,423
Administration fee payable (Note 4)	45,098
Directors' fees payable	8,967
Accrued expenses	490,111
Total liabilities	111,155,461
Commitments and contingencies (Note 9)
Net Assets	$259,353,384
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 25,532
Additional paid-in capital (Note 7)	279,244,666
Undistributed net investment income	598,686
Accumulated net realized loss on investments, foreign currency transactions and forward currency contracts	(25,841,915)
Net unrealized appreciation on investments, foreign currency translations and forward currency contracts	5,326,415
Net assets applicable to capital stock outstanding	$259,353,384
Total investments at cost	$349,005,171
Foreign currency at cost	$ 212,934
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	25,532,427
Net asset value per share	$ 10.16

See Notes to Financial Statements.
2014 Annual Report13

BROOKFIELD HIGH INCOME FUND INC.
Statements of Operations

	For the Three Months Ended September 30, 2014*	For the Fiscal Year Ended June 30, 2014
Investment Income (Note 2):
Interest	$ 4,378,992	$ 7,758,619
Dividends (net of foreign witholding tax of $424)	182,806	88,584
Total investment income	4,561,798	7,847,203
Expenses:
Investment advisory fees (Note 4)	393,453	691,792
Administration fees (Note 4)	90,797	50,736
Shareholder servicing fees (Note 4)	—	67,419
Reports to stockholders	76,344	84,526
Registration fees	71,386	23,852
Legal fees	43,740	309,678
Transfer agency fees	33,189	22,201
Audit and tax services	32,010	48,034
Miscellaneous	25,050	10,913
Fund accounting servicing fees (Note 4)	20,643	116,148
Directors' fees	8,250	38,951
Custodian fees	6,637	7,431
Insurance	2,937	12,919
Total operating expenses	804,436	1,484,600
Interest expense on credit facility (Note 6)	201,553	342,167
Total expenses	1,005,989	1,826,767
Less expenses waived by the investment adviser (Note 4)	—	(80,995)
Net expenses	1,005,989	1,745,772
Net investment income	3,555,809	6,101,431
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	588,240	1,416,633
Foreign currency transactions	(390)	52,037
Forward currency contracts	209,511	(102,346)
Net realized gain	797,361	1,366,324
Net change in unrealized appreciation (depreciation) on:
Investments	(9,959,877)	2,608,027
Foreign currency and foreign currency translations	(18,305)	190
Forward currency contracts	146,700	21,369
Net change in unrealized appreciation (depreciation)	(9,831,482)	2,629,586
Net realized and unrealized gain (loss) on investments	(9,034,121)	3,995,910
Net increase (decrease) in net assets resulting from operations	$(5,478,312)	$10,097,341

*	The Fund changed its fiscal year end from June 30 to September 30.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statements of Changes in Net Assets

	For the Three Months Ended September 30, 2014*	For the Fiscal Year Ended June 30, 2014	For the Fiscal Year Ended June 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 3,555,809	$ 6,101,431	$ 6,288,213
Net realized gain on investments, foreign currency transactions and forward currency contracts	797,361	1,366,324	1,588,951
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(9,831,482)	2,629,586	293,852
Net increase (decrease) in net assets resulting from operations	(5,478,312)	10,097,341	8,171,016
Distributions to Stockholders (Note 2):
Net investment income	(2,942,067)	(6,258,493)	(6,230,324)
Return of capital	—	(41,267)	—
Total distributions	(2,942,067)	(6,299,760)	(6,230,324)
Capital Stock Transactions (Note 7):
Capital received as a result of shares issued due to fund merger	194,513,281	—	—
Reinvestment of distributions	—	—	31,261
Net increase in net assets from capital share transactions	194,513,281	—	31,261
Total increase in net assets	186,092,902	3,797,581	1,971,953
Net Assets:
Beginning of period	73,260,482	69,462,901	67,490,948
End of period	$259,353,384	$73,260,482	$69,462,901
(including undistributed (distributions in excess of) net investment income of)	$ 598,686	$ (21,369)	$ 187,691

Share Transactions (Note 7):
Shares issued due to fund merger*	18,684,862	—	—
Reinvested shares	—	—	3,045
Net increase in shares	18,684,862	—	3,045

*	The Fund changed its fiscal year end from June 30 to September 30.

See Notes to Financial Statements.
2014 Annual Report15

BROOKFIELD HIGH INCOME FUND INC.
Statements of Cash Flows

Increase (Decrease) in Cash:	For the Three Months Ended September 30, 2014*	For the Fiscal Year Ended June 30, 2014
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (5,478,312)	$ 10,097,341
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities
Purchases of long-term portfolio investments and principal payups	(33,424,144)	(27,079,565)
Proceeds from disposition of long-term portfolio investments and principal paydowns	25,458,054	31,324,546
(Purchases) Sales of short-term portfolio investments, net	819,070	(739,943)
Return of capital distributions from portfolio investments	3,813	5,862
(Increase) Decrease in interest and dividends receivable	(988,410)	177,025
Increase in receivable for open forward currency contracts	(146,700)	(21,369)
(Increase) Decrease in receivable for investments sold	(8,924,159)	546,663
Decrease in prepaid expenses	7,346	3,252
Decrease in payable for credit facility interest payable	(30,609)	(197)
Increase (Decrease) in payable for investments purchased	7,458,265	(1,061,693)
Decrease in investment advisory fee payable	(213,494)	(4,092)
Increase (Decrease) in administration fee payable	(42,606)	5,829
Decrease in shareholder servicing fee payable	—	(1,663)
Increase (Decrease) in directors' fee payable	(30,154)	951
Increase (Decrease) in accrued expenses	(318,191)	26,186
Net amortization on investments and paydown gains or losses	(206,463)	(664,514)
Unrealized (appreciation) depreciation on investments	9,959,877	(2,608,027)
Net realized gain on investments	(588,240)	(1,416,633)
Net cash provided by (used for) operating activities	(6,685,057)	8,589,959
Cash flows provided by (used for) financing activities:
Net cash provided by (used for) credit facility	6,250,000	(2,400,000)
Distributions paid to stockholders	(2,942,067)	(6,299,760)
Cash acquired from merged funds	3,576,388**	—
Net increase (decrease) in cash	6,884,321	(8,699,760)
Net decrease in cash	199,264	(109,801)
Cash at the beginning of period	1,549	111,350
Cash at the end of period	$ 200,813	$ 1,549
Supplemental Disclosure of Cash Flow Information:
Interest payments for the three months ended September 30, 2014 and fiscal year ended June 30, 2014, totaled $198,639 and $342,364, respectively.
* The Fund changed its fiscal year end from June 30 to September 30.
** During the three months ended September 30, 2014, net assets of $194,513,281 were acquired from Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc. Included in this transaction was $3,576,388 in cash, $4,601,968 in other assets, $1,206,927 in other liabilities, and $68,550,000 in payables for credit facilities. See Note 7.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Financial Highlights

For the Three Months Ended September 30	For the Fiscal Year Ended June 30
	2014 [2]	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25	$ 8.34
Net investment income[1]	0.21	0.88	0.92	0.91	0.93	0.67
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(0.52)	0.60	0.27	(0.03)	0.69	0.80
Net increase (decrease) in net asset value resulting from operations	(0.31)	1.48	1.19	0.88	1.62	1.47
Distributions from net investment income	(0.23)	(0.91)	(0.91)	(0.94)	(0.95)	(0.56)
Return of capital distributions	—	(0.01)	—	—	—	—
Total distributions paid	(0.23)	(0.92)	(0.91)	(0.94)	(0.95)	(0.56)
Net asset value, end of period	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25
Market price, end of period	$ 9.37	$ 10.54	$ 9.62	$ 10.00	$ 9.90	$ 8.45
Total Investment Return†	-9.05% [4]	20.13%	5.12%	11.37%	29.77%	29.31%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$259,353	$73,260	$69,463	$67,491	$67,871	$63,263
Operating expenses	1.82% [3]	2.06%	1.63%	1.71%	1.65%	1.72%
Interest expense	0.45% [3]	0.48%	0.53%	0.62%	0.42%	0.11%
Total expenses	2.27% [3]	2.54%	2.16%	2.33%	2.07%	1.83%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.82% [3]	1.95%	1.52%	1.59%	1.53%	1.63%
Net investment income	8.04% [3]	8.47%	8.87%	9.45%	9.36%	7.33%
Net investment income, excluding the effect of fee waivers and reimbursement	8.04% [3]	8.36%	8.76%	9.33%	9.25%	7.24%
Portfolio turnover rate	11% [4]	28%	28%	24%	46%	67%
Credit facility, end of period (000s)	$102,800	$28,000	$30,400	$30,400	$29,400	$18,662
Asset Coverage per $1,000 unit of senior indebtedness[5]	$ 3,523	$ 3,616	$ 3,280	$ 3,220	$ 3,310	$ 4,390

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the three months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from June 30 to September 30.
[3]	Annualized.
[4]	Not annualized.
[5]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2014 Annual Report17

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements
September 30, 2014

1.Organization
Brookfield High Income Fund Inc. (the “Fund”) was incorporated under the laws of the state of Maryland as a corporation on November 22, 2013. Prior to March 1, 2014, the Fund was a business trust under the laws of the Commonwealth of Massachusetts (organized on June 2, 1998), and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
On February 27, 2014, the Boards of Directors of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”) and Helios Strategic Income Fund, Inc. (“HSA”) approved Agreements and Plans of Reorganizations providing for, among other things, the transfer of the assets and liabilities of HAV, HIH, HMH and HSA into the Fund. On July 18, 2014, the stockholders of HAV, HIH, HMH and HSA approved the Agreements and Plans of Reorganization and the stockholders of the Fund approved the issuance of new shares. The reorganizations of each of HAV, HIH, HMH and HSA into the Fund were effective as of the opening of business of the New York Stock Exchange on August 13, 2014. The increase in the net assets to the Fund resulting from the mergers with HAV, HIH, HMH and HSA amounted to $194,513,281.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek high current income. The Fund will seek capital growth as a secondary investment objective, when consistent with its primary investment objective. The Fund's investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
18Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (“Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
2014 Annual Report19

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 11,862,652	$ 11,862,652
Corporate Bonds	—	322,296,509	1,400	322,297,909
Term Loans	—	7,981,130	—	7,981,130
Common Stocks	9,584,605	—	—	9,584,605
Warrants	1,259,328	—	—	1,259,328
Short Term Investment	1,045,814	—	—	1,045,814
Total	$ 11,889,747	$ 330,277,639	$ 11,864,052	$ 354,031,438

Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ 319,697	$ —	$ —	$ 319,697
Total	$ 319,697	$ —	$ —	$ 319,697

* Other financial instruments include forward currency contracts.
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
20Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of September 30, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$1,400	Discounted Cash Flow	Market Comparable Company	$0.01

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At September 30, 2014, the value of these securities was approximately $11,862,652. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Total
Balance as of June 30, 2014	$ 3,575,095	$ 825	$ 3,575,920
Acquired from merged funds	7,802,066	575	7,802,641
Accrued Discounts (Premiums)	121,132	—	121,132
Realized Gain (Loss)	39,136	—	39,136
Change in Unrealized Appreciation (Depreciation)	124,688	—	124,688
Purchases at cost	383,181	—	383,181
Sales proceeds	(182,646)	—	(182,646)
Balance as of September 30, 2014(1)	$11,862,652	$1,400	$11,864,052
Change in unrealized gains or losses relating to assets still held at reporting date	$ 124,688	$ —	$ 124,688

(1) The Fund changed its fiscal year from November 30 to September 30.
For the three months ended September 30, 2014, there was no security transfer activity between any levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
2014 Annual Report21

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2014, open taxable years consisted of the taxable years ended June 30, 2011 through September 30, 2014. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
22Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

All forward contracts were entered into with Bank of New York Mellon as the counterparty. As of September 30, 2014, the following forward contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at September 30, 2014	Currency to be Received		Unrealized Appreciation
11/17/14	464,878	Canadian Dollars	$ 414,602	424,993	U.S. Dollars	$ 10,391
11/17/14	4,059,930	Euros	5,129,620	5,438,926	U.S. Dollars	309,306
						$319,697
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Unrealized Appreciation as of September 30, 2014
Forward contracts	Receivable for open forward currency contracts	$319,697
The following table sets forth the effect of derivative instruments on the Statement of Operations for the three months ended September 30, 2014:
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain on Forward contracts	Net Change in Unrealized Appreciation on Forward contracts
Forward contracts	Forward currency contracts	$209,511	$146,700
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2014:
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Forward contracts	Forward currency contracts	$(102,346)	$21,369
The Fund had a monthly average of 3 and 2 forward contracts open during the three months ended September 30, 2014 and the fiscal year ended June 30, 2014, respectively.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward contracts	$319,697	$—	$319,697	$319,697	$—	$319,697
2014 Annual Report23

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statements of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” plus the “Foreign currency” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
3.Risks of Investing in Below-Investment Grade Securities
The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
Investment Advisory Fees
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.65% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness leverage) ("Managed Assets"). Prior to March 1, 2014, the Adviser received a combined advisory and administration fee from the Fund at an annual rate of 0.70% of the Fund’s Managed Assets. For the three months ended September 30,
24Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

2014 and the fiscal year ended June 30, 2014, the Adviser earned $393,453 and $691,792, respectively in investment advisory fees under the Advisory Agreement.
Administration Fees
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% (of which 0.08% was waived until June 30, 2014) of its Managed Assets, payable monthly in arrears. During the three months ended September 30, 2014 and the fiscal year ended June 30, 2014, the Adviser earned $90,797 and $50,736, respectively in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
Shareholder Servicing Fees
Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Adviser to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund agreed to pay the Adviser a fee computed daily and payable monthly at an annualized rate of 0.10% of the Fund’s Managed Assets. The Adviser had contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s Managed Assets until February 28, 2014. The Shareholder Servicing Agreement was terminated on February 28, 2014. For the fiscal year ended June 30, 2014, the Adviser earned $67,419 in shareholder servicing fees, of which $53,936 was waived.
Fund Accounting Fees
Effective July 1, 2014, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.03% of the first $100 million of average daily net assets; 0.02% of the next $200 million of average daily net assets; and 0.01% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $30,000 plus certain out of pocket expenses. Prior to July 1, 2014, for its services, USBFS received a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the three months ended September 30, 2014, USBFS earned $20,643 in fund accounting servicing fees.
The table below summarizes the changes in the fee structure of the Advisory, Administration, Shareholder Servicing and Fund Accounting Agreements:
	Rate effective 07/01/14	Fees from 07/01/14 to 09/30/14	Rate effective 03/01/14 to 06/30/14	Fees from 03/01/14 to 06/30/14	Rate effective 07/01/13 to 02/28/14	Fees from 07/01/13 to 02/28/14
Investment advisory fees	0.65%	$393,453	0.65%	$219,856	0.70%	$471,936
Administration fees	0.15%	90,797	0.15%	50,736	—	—
Administration fees waiver	—	—	(0.08)%	(27,059)	—	—
Fund accounting fees	0.03%	20,643	0.10%	49,697	0.10%	66,451
Shareholder servicing fees	—	—	—	—	0.10%	67,419
Shareholder servicing fees waiver	—	—	—	—	(0.08)%	(53,936)
Net fees paid by the Fund	0.83%	$504,893	0.82%	$293,230	0.82%	$551,870
Certain officers and/or Directors of the Fund are officers and/or directors of the Adviser.
2014 Annual Report25

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term investments, the credit facility and U.S. Government securities, for the three months ended September 30, 2014, were $33,424,144 and $25,458,054, respectively. For the three months ended September 30, 2014, there were no transactions in U.S. Government securities.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the three months ended September 30, 2014, the average interest rate paid under the line of credit was 1.00% of the total line of credit amount available to the Fund.
Total line of credit amount available	$120,000,000
Line of credit outstanding at September 30, 2014	102,800,000
Line of credit amount unused at September 30, 2014	17,200,000
Average balance outstanding during the period	64,398,913
Interest expense incurred on line of credit during the period	201,553
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the fiscal year ended June 30, 2014 and the three months ended September 30, 2014, the Fund did not issue any shares for the reinvestment of distributions.
Prior to the opening of business of the New York Stock Exchange on August 13, 2014, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Directors, all of the assets and liabilities of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. were transferred to the Brookfield High Income Fund Inc. in exchange for corresponding shares of the Brookfield High Income Fund Inc. of equal value. The purpose of the transaction was to combine five funds with comparable investment objectives and strategies. The number of Brookfield High Income Fund Inc. shares issued were 5,870,084, 4,154,155, 4,655,945 and 4,004,678 for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., respectively. The net asset value of the Brookfield High Income Fund Inc. shares prior to the opening of business on August 13, 2014, after the reorganization was completed was $10.41, and a total of 18,684,862 shares were issued to stockholders of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. stockholders. For financial reporting purposes, assets received and shares issued by the Brookfield High Income Fund Inc. were recorded at fair value; however the cost basis of investments received from Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.
26Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

were carried forward to align ongoing reporting of the Brookfield High Income Fund Inc.'s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
The components of net assets immediately before the acquisition were as follows:
Fund	Capital stock	Distributions in excess of net investment income	Accumulated net realized loss	Net unrealized appreciation	Net Assets
Helios Advantage Income Fund, Inc.	$ 455,830,525	$ (541,607)	$ (397,255,387)	$ 3,078,298	$ 61,111,829
Helios High Income Fund, Inc.	338,166,815	(387,519)	(296,636,258)	2,100,449	43,243,487
Helios Multi-Sector High Income Fund, Inc.	493,895,301	(452,857)	(447,428,682)	2,455,753	48,469,515
Helios Strategic Income Fund, Inc.	402,153,537	(106,175)	(362,982,710)	2,623,798	41,688,450
	1,690,046,178	(1,488,158)	(1,504,303,037)*	10,258,298	194,513,281
Brookfield High Income Fund Inc.	75,800,014	(494,816)	(7,260,341)	3,239,964	71,284,821
Total	$1,765,846,192	$(1,982,974)	$(1,511,563,378)	$13,498,262	$265,798,102

* Due to rules under section 381 and 382 of the internal revenue code, the combined fund would only be able to utilize $19,126,355 of these losses and the losses would be limited to $6,107,716 each year ($803,207 in the first short year) over the next 3 years. The combined fund may not utilize the remaining $1,486,316,613.
Assuming the acquisition of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. had been completed on July 1, 2014, the combined Funds’ pro forma results in the Statement of Operations during the three months ended September 30, 2014 would be as follows:
Fund	Net investment income	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Helios Advantage Income Fund, Inc.	$ 340,970	$ (177,160)	$ 163,810
Helios High Income Fund, Inc.	240,772	(355,243)	(114,471)
Helios Multi-Sector High Income Fund, Inc.	254,906	78,008	332,914
Helios Strategic Income Fund, Inc.	184,473	(207,951)	(23,478)
Brookfield High Income Fund Inc.	3,555,809	(9,034,121)	(5,478,312)
Total	$4,576,930*	$(9,696,467)*	$(5,119,537)*

* As reported in the Fund's Statement of Operations plus the pre-merger balances of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.
Because the combined Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses for the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. that have been included in the Brookfield High Income Fund Inc.'s Statement of Operations since August 13, 2014.
2014 Annual Report27

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid during the three months ended September 30, 2014 was as follows:
Ordinary income	$2,942,067
Return of capital	—
Total distributions	$2,942,067
The tax character of the distributions paid during the fiscal year ended June 30, 2014 was as follows:
Ordinary income	$6,258,493
Return of capital	41,267
Total distributions	$6,299,760
The tax character of the distributions paid during the fiscal year ended June 30, 2013 was as follows:
Ordinary income	$6,230,324
Return of capital	—
Total	$6,230,324
At September 30, 2014, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Undistributed ordinary income	$ 968,755
Capital loss carryforward[1]	(25,914,000)
Tax basis unrealized appreciation	5,028,431
Total tax basis net accumulated losses	$(19,916,814)

1 To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2014, the Fund had a capital loss carryforward of:
Expiring In:
2016	$ 3,569,974
2017	22,344,026
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at September 30, 2014 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$348,983,458	$14,979,453	$(9,931,473)	$5,047,980
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These
28Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
Additional paid-in capital	Undistributed net investment income	Accumulated net realized loss
$19,257,078	$6,313	$(19,263,391)
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund's financial statement disclosures.
11.Pending Litigation
In connection with the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (together with their predecessors, the “Closed-End Funds”) into the Fund, all rights, defenses, potential liabilities and/or claims associated with the Opt-Out Actions (defined below) were assumed by the Fund, including any potential claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).
On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding encaptioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants. Subsequent to the Class Action settlement, five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).
One action, the Warwick Action, has been entirely dismissed by the Court. In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. (“RHY”)(i.e., Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleges resulted in damages in excess of $342,000. The Closed-End Funds and non-fund defendants filed a motion to strike and/or dismiss remains pending. In another case, the Starnes Action, the Court dismissed all claims brought by three of the five plaintiffs. For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court dismissed the Section 12(a)(2) claim against RHY, but declined to dismiss a Section 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY. The Closed-End Funds and non-fund defendants filed motions to reconsider the Court’s rulings in the Starnes and Stein Actions which remain pending. A motion to dismiss also remains pending in the final case, the Adkins Action. The Adkins Action, Starnes Action and Stein Action are brought on behalf of approximately one-hundred, two and three
2014 Annual Report29

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2014

investors respectively, and seek among other forms of relief compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.
No estimate of the effect, if any, of these pending lawsuits on the Fund can be made at this time.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.0750	October 16, 2014	October 30, 2014
$0.0750	November 18, 2014	November 25, 2014
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
30Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
September 30, 2014

To the Board of Directors and Stockholders
of Brookfield High Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of the Brookfield High Income Fund Inc., including the schedule of investments, as of September 30, 2014, and the related statements of operations and cash flows for the three months then ended and for the year ended June 30, 2014, the statements of changes in net assets for the three months ended September 30, 2014 and for each of the two years in the period ended June 30, 2014 and the financial highlights for the three months ended September 30, 2014 and for each of the five years in the period ended June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brookfield High Income Fund Inc. as of September 30, 2014, and the results of its operations and its cash flows, the changes in its net assets and its financial highlights for each of the years or period presented, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
November 26, 2014
2014 Annual Report31

BROOKFIELD HIGH INCOME FUND INC.
Tax Information (Unaudited)
September 30, 2014

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (September 30, 2014) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 100% of the distributions paid was from net investment income and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
32Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Compliance Certification (Unaudited)
September 30, 2014

On November 21, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2014 Annual Report33

BROOKFIELD HIGH INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors Class I Directors to serve until 2015 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).	8
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	8
Interested Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Heather S. Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present).	8
Independent Director Class III Director to serve until 2014 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003- Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	8
34Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class III Director to serve until 2014 Annual Meeting of Stockholders:
Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Since 2014	Director/Trustee of several investment companies advised by the Adviser (2014-Present); Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).	8
2014 Annual Report35

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).
Dana E. Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1965	Vice President	Since 2008	Senior Portfolio Manager/Managing Director of the Adviser (2006-Present); Vice President of several investment companies advised by the Adviser (2009-Present).
Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (2011-Present); Portfolio Manager of the Adviser (2011-Present); Managing Director of the Adviser (2011-Present); Director of the Adviser (2006-2010); Analyst of the Adviser (2006-2010).
Richard Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Vice President	Since 2011	Senior Portfolio Manager of the Adviser (2006-Present); Managing Director of the Adviser (2006-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-Present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth A. Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009- Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
36Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2014 Annual Report37

BROOKFIELD HIGH INCOME FUND INC.
Proxy Results (Unaudited)
September 30, 2014

At a Special Meeting of Stockholders of the Brookfield High Income Fund Inc. held on July 18, 2014, stockholders voted on the issuance of additional shares of common stock of Brookfield High Income Fund Inc. in connection with the Agreements and Plans of Reorganization between Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) and Brookfield High Income Fund Inc. (“HHY”). A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	Issuance of additional shares of Common Stock for HAV	3,049,249	459,774	150,387
2	Issuance of additional shares of Common Stock for HIH	3,057,485	455,257	146,670
3	Issuance of additional shares of Common Stock for HMH	3,053,047	455,435	150,930
4	Issuance of additional shares of Common Stock for HSA	3,058,333	458,127	142,951
At a Special Meeting of Stockholders of the Brookfield High Income Fund Inc. held on July 18, 2014, stockholders voted on an Agreement and Plan of Reorganization between Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) and Brookfield High Income Fund Inc. (“HHY”). A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HAV to HHY	3,452,145	218,406	110,992
2	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HIH to HHY	2,562,657	155,052	102,353
3	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HMH to HHY	3,914,411	303,268	198,952
4	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HSA to HHY	3,686,692	79,035	54,355
The stockholders of the Brookfield High Income Fund Inc. voted on the following proposals at a stockholder meeting on November 20, 2014. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To elect to the Fund's Board of Directors Louis P. Salvatore	22,010,576	711,579	—
2	To elect to the Fund's Board of Directors Jonathan C. Tyras	22,038,015	684,140	—
38Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2014 Annual Report39

BROOKFIELD HIGH INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
40Brookfield Investment Management Inc.

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, Massachusetts 02021
1-800-426-5523
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield High Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore. Messrs. Kuczmarski, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal years ended September 30, 2014 and June 30, 2014, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $25,000 and $34,500, respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal years ended September 30, 2014 and June 30, 2014, BBD billed the Registrant aggregate fees of $4,500 and $3,500, respectively, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended September 30, 2014 and June 30, 2014, there were no Audit-related fees.

All Other Fees

For the fiscal years ended September 30, 2014 and June 30, 2014, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Edward A. Kuczmarski, Stuart A. McFarland, and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

 Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

—

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

—	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
—	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

—

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

—

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

—

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

—

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

—	these Policies and Procedures, as amended from time to time;
—	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
—	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
—	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dana Erikson, CFA – Managing Director, Portfolio Manager

Mr. Erikson is a Portfolio, Head of the Global Corporate Credit Team and has 28 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a Senior Portfolio Manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University. He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc.

Mark Shipley, CFA – Managing Director, Portfolio Manager

Mr. Shipley is a Portfolio Manager on the Global Corporate Credit Team and has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1991. He was a Senior Credit Analyst and Senior Trader on the High Yield Team. Mr. Shipley earned a Bachelor of Arts degree in Finance from Northeastern University. He holds the Chartered Financial Analyst designation and is a member of The Boston Security Analysts Society, Inc.

Richard Cryan – Managing Director and Product Manager, Corporate Credit

Mr. Cryan is Product Manager of the firm’s corporate credit strategies. He is responsible for managing the growth of these strategies and representing the portfolio management team in business development activities. Mr. Cryan has 35 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mr. Erikson leads the management of the Fund and Messrs.

Management of Other Accounts

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of October 31, 2014 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed	$515.3 million	$139.0 million	$79.8 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$116.8 million

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of October 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed	$515.3 million	$139.0 million	$79.8 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$116.8 million

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of October 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as October 31, 2014.

Dollar Range of Securities Owned
Dana E. Erikson	over $100,000
Mark Shipley	$10,001 - $50,000
Richard Cryan	$50,001 - $100,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD HIGH INCOME FUND INC

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	December 5, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	December 5, 2014